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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 28, 2000



                       CHICAGO BRIDGE & IRON COMPANY N.V.
             (Exact name of registrant as specified in its charter)



                                 The Netherlands
                 (State or other jurisdiction of incorporation)



         1-12815                                             N.A.
(Commission File Number)                       (IRS Employer Identification No.)

         Polarisavenue 31
         2132 JH Hoofdorp
         The Netherlands                                     N.A.
(Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: 31-23-568-5660

                                      N.A.
          (Former name or former address, if changed since last report)


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Item 2.        Acquisition or Disposition of Assets

               On December 28, 2000, the Company acquired the entire ownership interest of Howe-Baker International, L.L.C. ("HBI") from WEDGE Group Incorporated ("WEDGE") for a consideration of 8,146,665 common shares of the Company, $28 million in cash and the assumption of certain liabilities (the "HBI Transaction"). Immediately following the HBI Transaction, First Reserve Fund VIII, L. P. ("First Reserve") acquired from WEDGE 4,323,333 common shares of the Company.

               A further description of the HBI transaction, a description of HBI's business, the background and reasons for the HBI Transaction, and the analyses used in determining the amount of consideration paid by the Company, contained in pages 8 through 18 of the Company's definitive proxy statement dated November 24, 2000 filed with the Commission (the "Definitive Proxy Statement"), is hereby incorporated by reference. The source of funds for the cash portion of the purchase price was provided by a revolving credit loan under the Company's $200 million credit agreement with a group of banks led by Bank One, NA, as administrative agent.

               Copies of (i) the Company's press release dated December 29, 2000, (ii) the purchase agreement dated July 30, 2000, as amended, between the Company and WEDGE setting forth the terms and conditions of the HBI Transaction,
(iii) the stock purchase agreement dated July 30, 2000, as amended between WEDGE and First Reserve, and (iv) shareholder agreements dated December 28, 2000 between the Company and First Reserve and between the Company and WEDGE are attached as exhibits hereto.

Item 5.        Other Events and Regulation FD Disclosure

               First Reserve purchased 530,000 common shares of the Company from WEDGE and one of its affiliates and the Company agreed to grant First Reserve a warrant to purchase 149,305 common shares of the Company at an exercise price of NLG0.01 per share.

               Copies of (i) the stock purchase agreement dated December 28, 2000 between WEDGE and its affiliates and First Reserve and (ii) Consent to Transaction dated December 28, 2000 by the Company are attached as exhibits hereto.


Item 7.        Financial Statements and Exhibits

                     (1) Financial statements of HBI are incorporated by reference to Annex A and pages 32-37 of the Definitive Proxy Statement.

                     (2) Pro forma financial information is incorporated by reference to pages 38-44 of the Definitive Proxy Statement.


               (c)   Exhibits
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                     (1)  Company Press Release dated December 29, 2000.

                   * (2) Purchase Agreement dated as of July 30, 2000 by and between WEDGE Group Incorporated, WGI Tyler, Inc., Chicago Bridge & Iron Company N.V. and CB&I Tyler Company (the "Purchase Agreement").

                  ** (3) Stock Purchase Agreement dated July 30, 2000 between WEDGE Group Incorporated, WGI Tyler, Inc. and First Reserve Fund VIII, L.P.

                 *** (4) Amendment to Stock Purchase Agreement between WEDGE Group Incorporated, WGI Tyler, Inc. and First Reserve Fund VIII, L.P. dated October 31, 2000.

                 *** (5)  Amendment to Purchase Agreement dated November 17,
                          2000.

                     (6) Shareholder Agreement dated December 28, 2000 by and among Chicago Bridge & Iron Company N.V. and First Reserve Fund VIII, L.P.

                     (7) Shareholder Agreement dated December 28, 2000 by and among Chicago Bridge & Iron Company N.V. and WEDGE Group Incorporated.

                     (8) Stock Purchase Agreement dated December 28, 2000 by and among WEDGE Group Incorporated, Minefa Holdings, B.V. and First Reserve Fund VIII, L.P.

                     (9) Consent to Transaction dated December 28, 2000 by Chicago Bridge & Iron Company N.V.

  * Previously filed as an exhibit to the Company's Form 8-K dated July 30, 2000.

 ** Previously filed as an exhibit to Amendment No.1 to the Company's Form
    8-K dated July 30, 2000.

*** Previously filed as an exhibit to Amendment No.2 to the Company's Form 8-K dated July 30, 2000.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   CHICAGO BRIDGE & IRON COMPANY N.V.



Date: January 8, 2001               By: /S/  Timothy J. Wiggins
                                        ---------------------------------------

                                    By:   Chicago Bridge & Iron Company B.V.
                                    Its:  Managing Director
                                          Timothy J. Wiggins
                                          Managing Director